STATE OF NEVADA

ROSS MILLER
Secretary of State

SCOTT W. ANDERSON
Deputy Secretary
for Commercial Recordings

OFFICE OF THE
SECRETARY OF STATE

Certified Copy

February 18, 2010

Job Number: C20100218-0716
Reference Number: 00002605904-76
Expedite:
Through Date:

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number(s)	Description	Number of Pages
C25212-1996-001	All Documents on File	56 Pages/1 Copies

Respectfully,

ROSS MILLER
Secretary of State

Certified By: Christine Rakow
Certificate Number: C20100218-0716
You may verify this certificate
online at **http://www.nvsos.gov/**

Commercial Recording Division
202 N. Carson Street
Carson City, Nevada 89701-4069
Telephone (775) 684-5708
Fax (775) 684-7138

dnw #108463
#125.00

FILED
IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
STATE OF NEVADA

DEC 06 1996

No. C25212-96

ARTICLES OF INCORPORATION
OF
DAZZLING INVESTMENTS, INC.
a Nevada corporation

DEAN HELLER SECRETARY OF STATE, the undersigned, being the original incorporator herein named, for the purpose of forming a corporation under the General Corporation Laws of the State of Nevada, to do business both within and without the State of Nevada, do make and file these Articles of Incorporation, hereby declaring and certifying that the facts herein stated are true:

ARTICLE I
NAME

The name of the corporation is DAZZLING INVESTMENTS, INC.

ARTICLE II
RESIDENT AGENT & REGISTERED OFFICE

Section 2.01. Resident Agent. The name and address of the Resident Agent for service of process is Nevada Corporate Headquarters, Inc., 5300 West Sahara, Suite 101, Las Vegas, Nevada 89102. Mailing Address: P.O. Box 27740, Las Vegas, NV 89126.

Section 2.02. Registered Office. The address of its Registered Office is 5300 West Sahara, Suite 101, Las Vegas, Nevada 89102.

Section 2.03. Other Offices. The Corporation may also maintain offices for the transaction of any business at such other places within or without the State of Nevada as it may from time to time determine. Corporate business of every kind and nature may be conducted, and meetings of directors and stockholders held outside the State of Nevada with the same effect as if in the State of Nevada.

ARTICLE III
PURPOSE

The corporation is organized for the purpose of engaging in any lawful activity, within or without the State of Nevada.

ARTICLE IV
SHARES OF STOCK

Section 4.01 Number and Class. The total number of shares of authorized capital stock of the Corporation shall consist of a single class of twenty-five thousand (25,000) shares of common stock, no par value.

The Common Stock may be issued from time to time without action by the stockholders. The Common Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors.

The Board of Directors may issue such shares of Common Stock in one or more series, with such voting powers, designations, preferences and rights or qualifications, limitations or restrictions thereof as shall be stated in the resolution or resolutions adopted by them.

Section 4.02. No Preemptive Rights. Holders of the Common Stock of the corporation shall not have any preference, preemptive right, or right of subscription to acquire any shares of the corporation authorized, issued or sold, or to be authorized, issued or sold, and convertible into shares of the Corporation, nor to any right of subscription thereto, other than to the extent, if any, the Board of Directors may determine from time to time.

Section 4.03. Non-Assessability of Shares. The Common Stock of the corporation, after the amount of the subscription price has been paid, in money, property or services, as the directors shall determine, shall not be subject to assessment to pay the debts of the corporation, nor for any other purpose, and no stock issued as fully paid shall ever be assessable or assessed, and the Articles of Incorporation shall not be amended in this particular.

ARTICLE V
DIRECTORS

Section 5.01. Governing Board. The members of the Governing Board of the Corporation shall be styled as directors.

Section 5.02. Initial Board of Directors. The initial Board of Directors shall consist of one (1) member. The name and address of the initial member of the Board of Directors is as follows:

NAME	ADDRESS
Cort W. Christie	P.O. Box 27740 Las Vegas, Nevada 89126

This individual shall serve as Director until the first annual meeting of the stockholders or until his successor(s) shall have been elected and qualified.

Section 5.03. Change in Number of Directors. The number of directors may be increased or decreased by a duly adopted amendment to the Bylaws of the corporation.

ARTICLE VI
INCORPORATOR

The name and address of the incorporator is Nevada Corporate Headquarters, Inc., P.O. Box 27740, Las Vegas, Nevada 89126.

ARTICLE VII
PERIOD OF DURATION

The corporation is to have a perpetual existence.

ARTICLE VIII
DIRECTORS' AND OFFICERS' LIABILITY

A director or officer of the corporation shall not be personally liable to this corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, but this Article shall not eliminate or limit the liability of a director or officer for (i) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law or (ii) the unlawful payment of distributions. Any repeal or modification of this Article by the stockholders of the corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director or officer of the corporation for acts or omissions prior to such repeal or modification.

ARTICLE IX
INDEMNITY

Every person who was or is a party to, or is threatened to be made a party to, or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he, or a person of whom he is the legal representative, is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the laws of the State of Nevada from time to time against all expenses, liability and loss (including attorneys' fees, judgments, fines and amounts paid or to be paid in settlement) reasonably incurred or suffered by him in connection therewith. Such right of indemnification shall be a contract right which may be enforced in any manner desired by such person. The expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the corporation. Such right of indemnification shall not b[illegible]sive of any other right which such directors, officers or representatives may h[illegible]ereafter acquire, and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any by-law, agreement, vote of stockholders, provision of law, or otherwise, as well as their rights under this Article.

Without limiting the application of the foregoing, the stockholders or Board of Directors may adopt by-laws from time to time with respect to indemnification, to provide at all times [illegible]ullest indemnification permitted by the laws of the State of Nevada, and may [illegible] the corporation to purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprises against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the corporation would have the power to indemnify such person.

The indemnification provided in this Article shall continue as to a person who has ceased to be a director, officer, employee or agent, and shall inure to the benefit of the heirs, executors and administrators of such person.

ARTICLE X
AMENDMENTS

Subject at all times to the express provisions of Section 4.03 which cannot be amended, this corporation reserves the right to amend, alter, change, or repeal any provision contained in these Articles of Incorporation or its Bylaws, in the manner now or hereafter prescribed by statute or by these Articles of Incorporation or said Bylaws, and all rights conferred upon the stockholders are granted subject to this reservation.

ARTICLE XI
POWERS OF DIRECTORS

In furtherance and not in limitation of the powers conferred by statute the Board of Directors is expressly authorized:

(1) Subject to the Bylaws, if any, adopted by the stockholders, to make, alter or repeal the Bylaws of the corporation;

(2) To authorize and cause to be executed mortgages and liens, with or without limit as to amount, upon the real and personal property of the corporation;

(3) To authorize the guaranty by the corporation of securities, evidences of indebtedness and obligations of other persons, corporations and business entities;

(4) To set apart out of any of the funds of the corporation available for distributions a reserve or reserves for any proper purpose and to abolish any such reserve;

(5) By resolution, to designate one or more committees, each committee to consist of at least one director of the corporation, which, to the extent provided in the resolution or in the Bylaws of the corporation, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the corporation, and may authorize th[illegible]l of the corporation to be affixed to all papers which may require it. Such c[illegible]e or committees shall have such name or names as may be stated in the [illegible]ws of the corporation or as may be determined from time to time by resolution adopted by the Board of Directors; and

(6) To authorize the corporation by its officers or agents to exercise all such powers and to do all such acts and things as may be exercised or done by the corporation, except and to the extent that any such statute shall require action by the stockholders of the corporation with regard to the exercising of any such power or the doing of any such act or thing.

In addition to the powers and authorities hereinbefore or by statute expressly conferred upon them, the Board of Directors may exercise all such powers and do all such acts and things as may be exercised or done by the corporation, except as otherwise provided herein and by law.

IN WITNESS WHEREOF, I have hereunto set my hand this 2ND day of DECEMBER, 1996, hereby declaring and certifying that the facts stated hereinabove are true.

Cort W. Christie
(For Nevada Corporate Headquarters, Inc.)

ACKNOWLEDGMENT

STATE OF NEVADA)
) SS:
COUNTY OF CLARK)

On this 2ND day of DECEMBER, 1996, personally appeared before me, a Notary Public (or judge or other authorized person, as the case may be), CORT W. CHRISTIE, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

(Notary Stamp)

KRISTI BADOLATO
Notary Public - Nevada
My appt. exp. Nov. 4, 2000
No. 96-5044-1

NOTARY PUBLIC in and for
said County and State

I, NEVADA CORPORATE HEADQUARTERS, INC. hereby accept as Resident Agent for the previously named Corporation.

DECEMBER 2ND , 1996. ________________
Office Administrator

STATE OF NEVADA
SECRETARY OF STATE

C252296

CERTIFICATE OF REINSTATEMENT

I, DEAN HELLER, the duly elected Secretary of State of the State of Nevada, do hereby certify that **DAZZLING INVESTMENTS, INC.** a Corporation formed under the laws of the State of **NEVADA** having paid all filing fees, licenses, penalties and costs, in accordance with the provisions of Title 7 of the Nevada Revised Statutes as amended, for the years and in the amounts as follows:

1996-1997	$100	
1997-1998	$100	
1998-1999	$100	
Reinstatement	$50	
Total		$ 350.00

and otherwise complied with the provisions of said section, the said corporation has been reinstated, and that by virtue of such reinstatement it is authorized to transact its business in the same manner as if the aforesaid filing fees, licenses, penalties and costs had been paid when due.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office in Carson City, Nevada, on **JANUARY 20, 1999.**

Dean Heller
Secretary of State

By: Delaine Haugwell
Certification Clerk

ANNUAL LIST OF OFFICERS, DIRECTORS AND AGENTS OF:

FILE NUMBER

DAZZLING INVESTMENTS, INC. (Name of Corporation) — 12/06/96 (Incorporation Date) — 25212-1996

FOR THE PERIOD 1998 TO 1999

The Corporation's duly appointed Resident Agent in the State of Nevada upon whom process can be served is: RA # 60879

NEVADA CORPORATE HEADQUARTERS, INC.
5300 W. SAHARA, SUITE 101
LAS VEGAS, NV 89146

☐ IF THE ABOVE INFORMATION IS INCORRECT, PLEASE CHECK THIS BOX AND A CHANGE OF RESIDENT AGENT/ADDRESS FORM WILL BE SENT.

FOR OFFICE USE ONLY
FILED (DATE)
96-97- 100
97-98- 100
98-99- 100
Reinst- 50

PLEASE READ INSTRUCTIONS BEFORE COMPLETING AND RETURNING THIS FORM.

1. Include the names and addresses, either residence or business, for all officers and directors. A **President Secretary, Treasurer and all directors** must be named. There must be at least one director. Last year's information may have been preprinted. If you need to make changes, cross out the incorrect information and insert the new information above it. An officer must sign the form. FORM WILL BE RETURNED IF UNSIGNED.
2. If there are additional directors, attach a list of them to this form.
3. Return the completed form with the $85.00 filing fee. A $15.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 60 days before it's due date shall be deemed an amended list for the previous year.
4. Make your check payable to the Secretary of State. If you need the below attachment file stamped, enclose a self-addressed stamped envelope. To receive a certified copy, enclose a copy of this completed form, an additional $10.00 and appropriate instructions.
5. Return the completed form to: Secretary of State, Capitol Complex, Carson City NV 89710-4786 (702) 687-5203

FILED IN THE OFFICE OF THE SECRETARY OF STATE OF THE STATE OF NEVADA
JAN 20 1999
No. ____
Dean Heller SECRETARY OF STATE

FILING FEE: $85.00 LATE PENALTY: $15.00

NAME	TITLE(S)	PO BOX	STREET ADDRESS	CITY	ST	ZIP
MAURICE O'BANNON	PRESIDENT	P.O. BOX 27740		LAS VEGAS	NV	89126
MAURICE O'BANNON	SECRETARY	P.O. BOX 27740		LAS VEGAS	NV	89126
MAURICE O'BANNON	TREASURER	P.O. BOX 27740		LAS VEGAS	NV	89126
MAURICE O'BANNON	DIRECTOR	P.O. BOX 27740		LAS VEGAS	NV	89126
	DIRECTOR	P.O. BOX 27740		LAS VEGAS	NV	89126
	DIRECTOR	P.O. BOX 27740		LAS VEGAS	NV	89126

RECEIVED
JAN 20 1999
SECRETARY OF STATE

I hereby certify this annual list

X Signature of officer *Maurice O'Bannon* Title(s) ____________ Date 7/8/98

FILED
IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
STATE OF NEVADA
C-13212-96
SEP 03 1999

No. ____________
Dean Heller
DEAN HELLER, SECRETARY OF STATE

CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION

(After Issuance of Stock)

Filed by:

Dazzling Investments, Inc.
Name of Corporation

We the undersigned Gloria Eck, President and
President or Vice President

Wendy Holley, Secretary of Dazzling Investments, Inc.
Secretary or Assistant Secretary — Name of Corporation

do hereby certify:

That the Board of Directors of said corporation at a meeting duly convened, held on the 10th day of August, 19 99, adopted a resolution to amend the original articles as follows:

> RESOLVED: That Article FOURTH of the Articles of Incorporation be amended to read in full as follows:
>
> "FOURTH: That the total number of shares of stock which the Corporation shall have authority to issue is Twenty-Five Million (25,000,000). The par value of each of such shares is $.001. All such shares are one class and are shares of Common Stock. Upon the amendment of this Article to read as hereinabove set forth, each on (1) outstanding shares is split, reconstituted and converted into one hundred (100) shares."

The number of shares of the corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation is 21,000; that the said changes (s) and amendment have been consented to and approved by a majority vote of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.

Gloria Eck
President or Vice President

Wendy Holley
Secretary or Assistant Secretary

State of California)
County of San Diego)

On August 16, 1999, personally appeared before me, a Notary Public,
Date

Kristin Lopez who acknowledged that they executed the above instrument.

KRISTINA LOPEZ
Commission # 1167143
Notary Public - California
San Diego County
My Comm. Expires Jan 1, 2002

(NOTARY STAMP OR SEAL)

Signature of Notary

FILE NUMBER

DAZZLING INVESTMENTS, INC.

25212-1996

FOR THE PERIOD DEC 1999 TO 2000. DUE BY DEC 31, 1999.

The Corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is: RA# 60879

NEVADA CORPORATE HEADQUARTERS INC

PO BOX 27740
LAS VEGAS NV 89126

FOR OFFICE USE ONLY

FILED (DATE)

FILED

DEC 03 1999

Dean Heller
Secretary of State

☐ IF THE ABOVE INFORMATION IS INCORRECT, PLEASE CHECK THIS BOX AND A CHANGE OF RESIDENT AGENT/ADDRESS FORM WILL BE SENT.

PLEASE READ INSTRUCTIONS BEFORE COMPLETING AND RETURNING THIS FORM.

1. Include the names and addresses, either residence or business, for all officers and directors. A **President, Secretary, Treasurer and all Directors** must be named. There must be at least one director. Last year's information may have been preprinted. If you need to make changes, cross out the incorrect information and insert the new information above it. An officer must sign the form. **FORM WILL BE RETURNED IF UNSIGNED.**
2. If there are additional directors, attach a list of them to this form.
3. Return the completed form with the $85.00 filing fee. A $15 penalty must be added for failure to file this form by the deadline. An annual list received more than 60 days before its due date shall be deemed an amended list for the previous year.
4. Make your check payable to the **Secretary of State.** Your canceled check will constitute a certificate to transact business per NRS 78.155. If you need the below attachment file stamped, enclose a self-addressed stamped envelope. To receive a certified copy, enclose a copy of this completed form, an additional $10.00 and appropriate instructions.
5. Return the completed form to: Secretary of State, 101 North Carson Street, Suite #3, Carson City, NV 89701-4786. (775) 684-5708.

FILING FEE: $85.00 PENALTY: $15.00

NAME	TITLE(S)	P.O. BOX	STREET ADDRESS	CITY	ST.	ZIP
GLORIA ECK	PRESIDENT		1750 AVOCADO ROAD	OCEANSIDE	CA	92054
AMY HADLEY	SECRETARY	#5	5553 ADOBE FALLS RD.	SAN DIEGO	CA	92120
AMY HADLEY	TREASURER	#5	5553 ADOBE FALLS RD.	SAN DIEGO	CA	92120
	DIRECTOR					
	DIRECTOR					

I hereby certify this annual list.

X Signature of Officer *Gloria Eck*

Date *11-15-99*

[redacted]

Certificate of Change of Resident Agent and/or Location of Registered Office

(for corporations only)

FILED #

FEB 1 4 2000

IN THE OFFICE OF
DEAN HELLER SECRETARY OF STATE

Dazzling Investments, Inc.
Name of Corporation

C 25212-96

The change(s) below is (are) effective upon the filing of this document with the Secretary of State.

Reason for Change: (check one) X Change of Resident Agent

O Same Resident Agent but Different Location

The **former** Resident Agent and/or location of the registered office was:

Resident Agent: Nevada Corporate Headquarters, Inc.

Street No. 5300 West Sahara, Suite 101

City: Las Vegas, Nevada 89102

The **new** Resident Agent and/or location of the registered office is:

Resident Agent: Savoy Financial Group, Inc. RA# 83577

Street No. 6767 W. Tropicana Ave., Suite 207

City: Las Vegas, Nevada 89103-4754

NOTE: For a corporation to file this certificate, the signature of one officer is required. The certificate does not need to be notarized.

(signature)

Certificate of Acceptance of Appointment by Resident Agent: I, Savoy Financial Group, Inc. hereby accept appointment as Resident Agent for the above-named business entity.

(Signature of Resident Agent)

February 4 2000
(Date)

NOTE: Please send this completed form, along with the $15.00 filing fee to:
Secretary of State, 101 N. Carson Street, Suite 3, Carson City, Nevada 89701-4786

[redacted]

ANNUAL LIST OF OFFICERS, DIRECTORS AND AGENTS OF:

DAZZLING INVESTMENTS, INC.

FILE NUMBER

25212-1996

FOR THE PERIOD DEC 2000 TO 2001. DUE BY DEC 31, 2000.

The Corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is:

RA# 83577

SAVOY FINANCIAL GROUP INC

6767 W TROPICANA AVE STE 207
LAS VEGAS NV 89103

FOR OFFICE USE ONLY
FILED (DATE)

FILED
NOV 28 2000
Dean Heller
Secretary of State

☐ IF THE ABOVE INFORMATION IS INCORRECT, PLEASE CHECK THIS BOX AND A CHANGE OF RESIDENT AGENT/ADDRESS FORM WILL BE SENT.

PLEASE READ INSTRUCTIONS BEFORE COMPLETING AND RETURNING THIS FORM.

1. Include the names and addresses, either residence or business, for all officers and directors. A **President, Secretary, Treasurer and all Directors** must be named. There must be at least one director. Last year's information may have been preprinted. If you need to make changes, cross out the incorrect information and insert the new information above it. An **officer** must sign the form. **FORM WILL BE RETURNED IF UNSIGNED.**
2. If there are additional directors, attach a list of them to this form.
3. Return the completed form with the $85.00 filing fee. A $15 penalty must be added for failure to file this form by the deadline. An annual list received more than 60 days before its due date shall be deemed an amended list for the previous year.
4. Make your check payable to the **Secretary of State.** Your canceled check will constitute a certificate to transact business per NRS 78.155. If you need the below attachment file stamped, enclose a self-addressed stamped envelope. To receive a certified copy, enclose a copy of this completed form, an additional $10.00 and appropriate instructions.
5. Return the completed form to: Secretary of State, 101 North Carson Street, Suite #3, Carson City, NV 89701-4786. (775) 684-5708.

FILING FEE: $85.00 PENALTY: $15.00

NAME	TITLE(S)	P.O. BOX	STREET ADDRESS	CITY	ST.	ZIP
GLORIA ECK	PRESIDENT		1750 AVOCADO ROAD	OCEANSIDE	CA	92054
AMY HADLEY	SECRETARY	#5	5553 ADOBE FALLS RD.	SAN DIEGO	CA	92120
AMY HADLEY	TREASURER	#5	5553 ADOBE FALLS RD.	SAN DIEGO	CA	92120
	DIRECTOR					
	DIRECTOR					

I hereby certify this annual list

X Signature of Officer *Gloria Eck*

Date *11-14-00*

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT AND STATE BUSINESS LICENSE APPLICATION OF:

Yarraman Winery, Inc.
NAME OF CORPORATION

FOR THE FILING PERIOD OF December 2008 TO December 2009

"YOU MAY FILE THIS FORM ONLINE AT www.nvsos.gov"

The entity's duly appointed registered agent in the State of Nevada upon whom process can be served is:

CSC Services of Nevada, Inc.
502 East John Street
Carson City, NV 89706

A FORM TO CHANGE REGISTERED AGENT INFORMATION IS FOUND AT: www.nvsos.gov

Filed in the office of Dean Heller Secretary of State State of Nevada	Document Number **20100085512-04** Filing Date and Time **12/15/2000 11:14 AM** Entity Number **C25212-1996**

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

☒ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

IMPORTANT: *Read instructions before completing and returning this form.*

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An Officer must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the completed form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. Ordering Copies: If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A copy fee of $2.00 per page is required for each additional copy generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. *Failure to include annual list and business license fees will result in rejection of filing.*

CHECK ONLY IF APPLICABLE

- ☐ Pursuant to NRS, this entity is exempt from the business license fee. Exemption code:
- ☐ Month and year your State Business License expires: 20
- ☒ This corporation is a publicly traded corporation. The Central Index Key number is: 0001096655
- ☐ This publicly traded corporation is not required to have a Central Index Key number.

Section 7(2) Exemption Codes
001 - Governmental Entity
002 - 501(c) Nonprofit Entity
003 - Home-based Business
005 - Motion Picture Company
006 - NRS 680B.020 Insurance Co.

NAME	TITLE(S)	ADDRESS	CITY	STATE	ZIP CODE
Ian Long	PRESIDENT (OR EQUIVALENT OF)	64 Bacrami Creek Road	Bacrami, NSW, Australia		2328
Lawrence P. Lichter	SECRETARY (OR EQUIVALENT OF)	16133 Ventura Blvd. Suite 520	Encino	CA	91436
Lawrence P. Lichter	TREASURER (OR EQUIVALENT OF)	16133 Ventura Blvd. Suite 520	Encino	CA	91436
William Stubbs	DIRECTOR	58 Terry Road	Box Hill, NSW, Australia		2765

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of sections 6 to 58 of AB 146 of the 2009 session of the Nevada Legislature and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X (signature) IAN LONG

Signature of Officer

Title: President

Date: December 10, 2009

Nevada Secretary of State Annual List Profit
Revised: 11-6-09

ATTACHMENT

TO

ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT AND STATE BUSINESS LICENSE APPLICATION

OF

YARRAMAN WINERY, INC.

Additional Directors
December 2008 – December 2009

Ian Long, Director
64 Baerami Creek Road, Baerami, NSW, Australia 2328

Gary Blom, Director
26 Bent Street, Neutral Bay, NSW, Australia, 2089

Stephen Kulmar
4 Tutus Avenue, Balgowlah Heights, NSW, Australia, 2093

Michael Kingshott
Fleet House, 8-12 New Bridge Street, London, UK, EC4V 6AL

Rod Walker
6A Raglan Street Mosman NSW 2088

Timothy Yeo
113 Gallop Park Road, Singapore, 259004

REINSTATEMENT

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF

Dazzling Investments, Inc.
(Name of Corporation)

FILE NUMBER C25212-1996

FOR THE FILING PERIOD OF Dec. 01 TO Dec. 04

The corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is:

RA# 83577

Savoy Financial Group, Inc.
6767 W. Tropicana Ave., Suite 207
Las Vegas, Nevada 89103

☐ CHECK BOX IF YOU REQUIRE A FORM TO UPDATE YOUR RESIDENT AGENT INFORMATION

RV010103'

01-02 200
03-04 200
04-05 200
Rein 300
T- 900

FILED
AUG 1 2 2004
SECRETARY OF STATE
DEAN HELLER

Important: Read instructions before completing and returning this form.

THE ABOVE SPACE IS FOR OFFICE USE ONLY

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. Have an officer sign the form. *FORM WILL BE RETURNED IF UNSIGNED*
2. If there are additional directors attach a list of them to this form.
3. Return the completed form with the filing fee. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. Make your check payable to the Secretary of State. Your cancelled check will constitute a certificate to transact business per NRS 78.155. To receive a certified copy, enclose an additional $30.00 and appropriate instructions.
5. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, NV 89701-4201, (775) 684-5708.
6. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties.

CHECK ONLY IF APPLICABLE:

☐ This corporation is a publicly traded corporation. The Central Index Key number is: ____

☐ This publicly traded corporation is not required to have a Central Index Key number.

NAME	TITLE(S)		
Gloria Eck	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS	CITY	ST	ZIP
1750 Avocado Road	Oceanside	CA	92054
NAME	TITLE(S)		
Amy Hadley	SECRETARY (OR EQUIVALENT OF)		
ADDRESS	CITY	ST	ZIP
5553 Adobe Falls Rd., #5	San Diego	CA	92210
NAME	TITLE(S)		
Amy Hadley	TREASURER (OR EQUIVALENT OF)		
ADDRESS	CITY	ST	ZIP
5553 Adobe Falls Rd., #5	San Diego	CA	92210
NAME	TITLE(S)		
Gloria Eck	DIRECTOR		
ADDRESS	CITY	ST	ZIP
1750 Avocado Road	Oceanside	CA	92054

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Signature of Officer *Gloria Eck* Title President Date 8-5-04

25212-96

DEAN HELLER
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684 5708
Website: secretaryofstate.biz

FILED
AUG 12 2004
SECRETARY OF STATE
DEAN HELLER

Resident Agent Acceptance

General instructions for this form:
1. Please print legibly or type; Black Ink Only.
2. Complete all fields.
3. Ensure that document is signed in signature field.

ABOVE SPACE IS FOR OFFICE USE ONLY

In the matter of Dazzling Investments, Inc.
(Name of business entity)

I, Savoy Financial Group, Inc. RA# 83577,
(Name of resident agent)

hereby state that on 8-5-04 (Date) I accepted the appointment as resident agent for the above named business entity. The street address of the resident agent in this state is as follows:

6767 W. Tropicana Ave.
Physical Street Address

207
Suite number

Las Vegas, NEVADA
City

89103
Zip Code

Optional:

Additional Mailing Address

Suite number

City

State

Zip Code

Signature:

[signature] President
Authorized Signature of R.A. or On Behalf of R.A. Company
Paul W. Andre

8-5-04
Date

ANNUAL LIST OF OFFICERS, DIRECTORS AND AGENTS OF:

DAZZLING INVESTMENTS, INC.

FILE NUMBER

25212-1996

FOR THE PERIOD DEC 2004 TO 2005. DUE BY DEC 31, 2004.

The Corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is:

RA# 83577

SAVOY FINANCIAL GROUP INC

6767 W TROPICANA AVE STE 207
LAS VEGAS NV 89103

FOR OFFICE USE ONLY

FILED (DATE)

FILING FEE: $125

FILED #

DEC 1 6 2004

IN THE OFFICE OF
DEAN HELLER SECRETARY OF STATE

☐ IF THE ABOVE INFORMATION IS INCORRECT, PLEASE CHECK THIS BOX AND A CHANGE OF RESIDENT AGENT/ADDRESS FORM WILL BE SENT.

PLEASE READ INSTRUCTIONS BEFORE COMPLETING AND RETURNING THIS FORM.

1. Include the names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. Last year's information may have been preprinted. If you need to make changes, cross out the incorrect information and insert the new information above it. An officer must sign the form. **FORM WILL BE RETURNED IF UNSIGNED.**
2. If there are additional directors, attach a list of them to this form.
3. Return the completed form with the filing fee shown above. A $75 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. Make your check payable to the Secretary of State. To receive a certified copy, enclose an additional $30.00 and appropriate instructions.
5. Return the completed form to: Secretary of State, 202 N. Carson St., Carson City, NV 89701-4201. (775) 684-5708
6. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties.

FILING FEE - AS SHOWN ABOVE PENALTY: $75.00

Check all that apply:

☐ This corporation is a publicly-traded corporation. If so, Central Index Key number is: ____________

☐ This publicly-traded corporation is not required to have a Central Index Key number.

NAME	TITLE(S)			
GLORIA ECK	PRESIDENT (OR EQUIVALENT OF)			
P.O. BOX	ADDRESS	CITY	ST.	ZIP
	1750 AVOCADO RD	OCEANSIDE	CA	92054
NAME	TITLE(S)			
AMY HADLEY	SECRETARY (OR EQUIVALENT OF)			
P.O. BOX	ADDRESS	CITY	ST.	ZIP
	5553 ADOBE FALLS RD #5	SAN DIEGO	CA	92120
NAME	TITLE(S)			
AMY HADLEY	TREASURER (OR EQUIVALENT OF)			
P.O. BOX	ADDRESS	CITY	ST.	ZIP
	5553 ADOBE FALLS RD #5	SAN DIEGO	CA	92120
NAME	TITLE(S)			
	DIRECTOR			
P.O. BOX	ADDRESS	CITY	ST.	ZIP

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Signature of Officer Gloria Eck

Date 12-6-04

010550A (Rev 09/03)

DEAN HELLER Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708Website: secretaryofstate.biz

Filed in the office of	Document Number 20050598632-10
Dean Heller Secretary of State State of Nevada	Filing Date and Time 12/06/2005 1:45 PM
	Entity Number C25212-1996

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 1

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

(Pursuant to Nevada Revised Statutes Chapter 92A)
(excluding 92A.200(4b))
SUBMIT IN DUPLICATE

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entities, check box ____ and attach an 8 ½ x 11 blank sheet containing the required information for each additional entity.

Yarraman Winery, Inc.
Name of merging entity

Nevada
Jurisdiction

Corporation
Entity type *

Name of merging entity

Jurisdiction

Entity type * and

Dazzling Investments, Inc.
Name of surviving entity

Nevada
Jurisdiction

Corporation
Entity type *

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

This form must be accompanied by appropriate fees. See attached fee schedule.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 2

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.190):

Attn: Gloria Eck

C/O Savoy Financial Group, Inc.
6767 W. Tropicana Avenue
Suite 207
Las Vegas, Nevada 89103

3) (Choose one)

☐ The undersigned declares that a plan of merger has been adopted by each constituent ☐ entity (NRS 92A.200).

☒ The undersigned declares that a plan of merger has been adopted by the parent domestic ☐ entity (NRS 92A.180)

4) Owner's approval (NRS 92A.200)(options a, b, or c must be used, as applicable, for each entity) (if there are more than four merging entities, check box ☐ and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity):

(a) Owner's approval was not required from

Name of merging entity, if applicable and, or;

Dazzling Investments, Inc.

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees. See attached fee schedule.

DEAN HELLER Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 3

Important., Read attached instructions before completing form. ABOVE SPACE IS FOR OFFICE USE ONLY

(b) The plan was approved by the required consent of the owners of:

Yarraman Winery, Inc. (sole shareholder of said entity is Dazzling Investments, Inc.)

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable.

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

DEAN HELLER Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 4

Important: Read attached instructions before completing form. ABOVE SPACE IS FOR OFFICE USE ONLY

(c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees. See attached fee schedule.

Nevada S

DEAN HELLER Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)

Page 5

Important: Read attached instructions before completing form. ABOVE SPACE IS FOR OFFICE USE ONLY

5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

Article I Name: The name of the corporation is: YARRAMAN WINERY, INC.

6) Location of Plan of Merger (check a or b):

☒ (a) The entire plan of merger is attached;

or,

☐ (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) Effective date (optional):**

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

This form must be accompanied by appropriate fees. See attached fee schedule.

DEAN HELLER Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)

Page 6

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

8) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited partnership; A manager of each Nevada limited-liability company with managers or all the members if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

(If there are more than four merging entities, check box and attach an 8 ½" x 1 1 " blank ☐ sheet containing the required information for each additional entity.):

Name of merging entity
Yarraman Winery, Inc.

[signature] President December 6, 2005
Signature **Title** **Date**

Name of surviving entity
Dazzling Investments, Inc. (to be renamed Yarraman Winery, Inc.)

[signature] President December 6, 2005
Signature **Title** **Date**

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

AGREEMENT AND PLAN OF MERGER

between

DAZZLING INVESTMENTS, INC.

And

YARRAMAN WINERY, INC.

Dated as of December 6, 2005

AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER, dated as of December 6, 2005, between Dazzling Investments, Inc., a Nevada corporation ("Parent"), and Yarraman Winery, Inc., a Nevada corporation and a direct wholly-owned subsidiary of Parent ("Yarraman"). Parent and Yarraman are hereinafter collectively referred to as the "Constituent Corporations."

WITNESSETH:

WHEREAS, the board of directors of Parent has determined that it is advisable and in the best interests of the respective companies and shareholders to enter into a business combination by means of the merger of Yarraman with and into Parent (the "Merger") and has approved and adopted this Agreement and Plan of Merger (the "Agreement");

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements set forth herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1. Merger and Effective Time. Effective upon the filing of the articles of merger (the "Articles of Merger"), entered into concurrently herewith, with the Secretary of State of the State of Nevada (the "Effective Time"), Yarraman shall be merged with and into Parent (the "Merger") and Parent shall be the surviving corporation of the Merger (the "Surviving Corporation").

2. Effect of Merger. At the Effective Time, the Constituent Corporations shall merge into the Surviving Corporation and the separate existence of the Constituent Corporations shall cease. The effect of the Merger shall be as provided in the Nevada Revised Statutes. Without limiting the generality of the foregoing, all rights, powers, privileges, obligations and duties of Yarraman shall become the rights, powers, privileges, obligations and duties of the Surviving Corporation.

3. Name of Surviving Corporation. The name of the Surviving Corporation shall be "Yarraman Winery, Inc."

4. Governing Documents. The Articles of Incorporation of Parent, as amended to the extent provided in the Articles of Merger, and the Bylaws of Parent, as in effect at the Effective Time, shall continue in full force and effect as the Articles of Incorporation and Bylaws of the Surviving Corporation until sooner terminated or changed as permitted by the provisions of Nevada Revised Statutes, as amended.

5. Directors and Officers. At the Effective Time, the directors and the officers of the Surviving Corporation shall be the incumbent directors and officers of Parent, all of whom shall hold their directorships and officerships until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the Articles of Incorporation or Bylaws of the Surviving Corporation.

6. Conversion of Securities and Consideration. At the Effective Time, by virtue of the Merger and in consideration therefor, and without any action on the part of the Constituent Corporations or any stockholder thereof, (i) each share of Yarraman's Common Stock shall be cancelled, and (ii) each share of Parent's Common Stock shall remain unchanged in the hands of the holder thereof as an outstanding share of the Surviving Corporation.

7. Representations of Parent. Parent represents and warrants to Yarraman that as of the date of this Agreement and as of the Effective Time (a) it is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, (b) it has all requisite corporate power and authority to enter into and perform its obligations under this Agreement and Plan of Merger and to execute the Articles of Merger and to perform its obligations hereunder, (c) this Agreement has been duly executed and delivered by Parent, and has been authorized by all necessary corporate action, and constitutes the legal, valid and binding obligations of Parent, enforceable in accordance with its terms, and (d) the execution, delivery and performance of this Agreement does not conflict with any provision of the Articles of Incorporation or Bylaws of Parent.

8. Representations of Yarraman. Yarraman represents and warrants to Parent that as of the date of this Agreement and as of the Effective Time (a) it is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, (b) it has all requisite corporate power and authority to enter into and perform its obligations under this Agreement and to perform its obligations hereunder, (c) this Agreement has been duly executed and delivered by Yarraman, and has been authorized by all necessary corporate action, and constitutes the legal, valid and binding obligations of Yarraman, enforceable in accordance with its terms, and (d) the execution, delivery and performance of this Agreement does not conflict with any provision of the Articles of Incorporation or Bylaws of Yarraman.

9. Entire Agreement. This Agreement sets forth the entire agreement and understanding among the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of every kind and nature among them.

10. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other provisions of this Agreement shall nevertheless remain in full force and effect.

11. Termination and Abandonment. Prior to the Effective Time, this Agreement may be terminated and the Merger abandoned by the Board of Directors of Parent.

12. Amendment. Prior to the Effective Time, this Agreement may be amended, modified or supplemented by the Board of Directors of Parent.

13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada without giving effect to principles of conflicts of law.

14. Headings. The underlined headings contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

15. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

Dazzling Investments, Inc.

By: [signature]
Gloria Eck
Title: President

By: [signature]
Amy Hadley
Title: Secretary

Yarraman Winery, Inc.

By: [signature]
Gloria Eck
Title: President

By: [signature]
Amy Hadley
Title: Secretary

DazzlingAgreement and Plan of Merger.2

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF

YARRAMAN WINERY, INC.

(Name of Corporation)

FILE NUMBER: C25212-1996

FOR THE FILING PERIOD OF 12/2005 TO 12/2006

The corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is:

SAVOY FINANCIAL GROUP, INC
6767 W TROPICANA AVE
SUITE 207
LAS VEGAS, NV 89103

☐ CHECK BOX IF YOU REQUIRE A FORM TO UPDATE YOUR RESIDENT AGENT INFORMATION

Important: **Read instructions before completing and returning this form.**

Filed in the office of	
Dean Heller Secretary of State State of Nevada	Document Number **20050634014-15** Filing Date and Time **12/22/2005 4:33 PM** Entity Number **C25212-1996**

(This document was filed electronically.)

THE ABOVE SPACE IS FOR OFFICE USE ONLY

1. Print or type names and addresses either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors and all directors must be named. Have an officer sign the form. *FORM WILL BE RETURNED IF UNSIGNED*
2. If there are additional directors attach a list of them to this form.
3. Return the completed to" with the filing fee. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. Make your check payable to the Secretary of State. Your cancelled check will constitute a certificate to transact business per NRS 78.155. To receive a certified copy, enclose an additional $30.00 and appropriate instructions.
5. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, NV 89701-4201, (775) 684-5708.
6. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties.

CHECK ONLY IF APPLICABLE

☑ This corporation is a publicly traded corporation. The Central Index Key number is: 0001096655

☐ This publicly traded corporation is not required to have a Central Index Key number.

NAME	TITLE(S)		
ANDREW LYON	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS	**CITY**	**St**	**Zip**
C/O LOEB & LOEB 345 PARK AVENUE, USA	NEW YORK	NY	10154
NAME	**TITLE(S)**		
JOHN L WELLS	SECRETARY (OR EQUIVALENT OF)		
ADDRESS	**CITY**	**St**	**Zip**
C/O LOEB & LOEB 345 PARK AVENUE, USA	NEW YORK	NY	10154
NAME	**TITLE(S)**		
JOHN L WELLS	TREASURER (OR EQUIVALENT OF)		
ADDRESS	**CITY**	**St**	**Zip**
C/O LOEB & LOEB 345 PARK AVENUE, USA	NEW YORK	NY	10154
NAME	**TITLE(S)**		
WILLIAM STUBBS	DIRECTOR		
ADDRESS	**CITY**	**St**	**Zip**
C/O LOEB & LOEB 345 PARK AVENUE, USA	NEW YORK	NY	89103

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Signature of Officer
ANDREW LYON

Title: PRESIDENT

Date: 12/22/2005 4:31:26 PM

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Certificate of Amendment
(PURSUANT TO NRS 78.385 and 78.390)

Filed in the office of	Document Number 20060245195-64
Dean Heller Secretary of State State of Nevada	Filing Date and Time 04/18/2006 2:18 PM
	Entity Number C25212-1996

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)
-Remit in Duplicate-

1. Name of corporation: Yarraman Winery, Inc.

2. The articles have been amended as follows (provide article numbers, if available):

"Section 4.01 - Number and Class: The total number of shares of authorized capital stock that may be issued by the Company is ONE HUNDRED MILLION (100,000,000), of which NINETY MILLION (90,000,000) shares are Common Stock, par value of $0.001, and TEN MILLION (10,000,000) shares are Preferred Stock, par value of $0.001. Shares of Preferred Stock may be issued, from time to time, in one or more series as may be established from time to time by resolution of the Board of Directors, each of which series shall consist of such number of shares and have such distinctive designation or title as shall be fixed by resolutions of the Board of Directors prior to the issuance of any shares of such series. Each such class or series of Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolutions of the Board of Directors providing for the issuance of such series of Preferred Stock. The Board of Directors is authorized to increase or decrease (but not below the number of shares of such class or series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series."

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: majority.*

4. Effective date of filing (optional): upon filing

5. Officer Signature: [signature]
Andrew Lyon, Chief Executive Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF

YARRAMAN WINERY INC.
(Name of Corporation)

FILE NUMBER: 000 28865

FOR THE FILING PERIOD OF 12/31/06 TO 12/31/07

The corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is:

SAVOY FINANCIAL GROUP, INC

A FORM TO CHANGE RESIDENT AGENT INFORMATION CAN BE FOUND ON OUR WEBSITE: secretaryofstate.biz

Filed in the office of	Document Number: 20070137447-45
Ross Miller, Secretary of State, State of Nevada	Filing Date and Time: 02/27/2007 4:13 PM
	Entity Number: C25212-1996

Important: Read instructions before completing and returning this form.

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

☐ **Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to resident agent.)**

1. Print or type names and addresses either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors and all directors must be named. Have an Officer sign the form. *FORM WILL BE RETURNED IF UNSIGNED*
2. If there are additional directors attach a list of them to this form.
3. Return the completed form with the filing fee. Fee is based upon the current total authorized stock as explained on the Annual List Fee Schedule for Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. *An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.*
4. Make your check payable to the Secretary of State. Your canceled check will constitute a certificate to transact business.
5. Ordering Copies: If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A copy fee of $2.00 per page is required for each additional copy generated when ordering 2 or more file stamped or certified copies. *Appropriate instructions must accompany your order.*
6. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, NV 89701-4201, (775) 684-5708.
7. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties.

CHECK ONLY IF APPLICABLE

☒ This corporation is a publicly traded corporation. The Central Index Key number is: 0001096655

☐ This publicly traded corporation is not required to have a Central Index Key number.

NAME	TITLE(S)	ADDRESS	CITY	ST	ZIP
WAYNE ROCKALL	PRESIDENT (OR EQUIVALENT OF)	700 YARRAMAN ROAD	WYBONG	NSW	
JOHN WELLS	SECRETARY (OR EQUIVALENT OF)	700 YARRAMAN ROAD	WYBONG	NSW	
JOHN WELLS	TREASURER (OR EQUIVALENT OF)	700 YARRAMAN ROAD	WYBONG	NSW	
WILLIAM STUBBS	DIRECTOR	59 TERRY ROAD	BOX HILL	NSW	

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X [signature]
Signature of Officer

Title: SECRETARY Date: 2/27/07

Nevada Secretary of State Form Annual List Profit 2007
Revised on: 01/01/07

(1 OF 2)

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF

YARRAMAN WINERY INC.
(Name of Corporation)

FILE NUMBER: 00028865

FOR THE FILING PERIOD OF 12/31/06 TO 12/31/07

The corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is:

A FORM TO CHANGE RESIDENT AGENT INFORMATION CAN BE FOUND ON OUR WEBSITE: secretaryofstate.biz

Important: Read instructions before completing and returning this form.

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

☐ **Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to resident agent.)**

1. Print or type names and addresses either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors and all directors must be named. Have an Officer sign the form. *FORM WILL BE RETURNED IF UNSIGNED*
2. If there are additional directors attach a list of them to this form.
3. Return the completed form with the filing fee. Fee is based upon the current total authorized stock as explained on the Annual List Fee Schedule for Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. Make your check payable to the Secretary of State. Your canceled check will constitute a certificate to transact business.
5. Ordering Copies: If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A copy fee of $2.00 per page is required for each additional copy generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
6. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, NV 89701-4201, (775) 684-5708.
7. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties.

CHECK ONLY IF APPLICABLE

☒ This corporation is a publicly traded corporation. The Central Index Key number is: 0001096655

☐ This publicly traded corporation is not required to have a Central Index Key number.

NAME / ADDRESS	TITLE(S) / CITY	ST	ZIP
WILLIAM MIDDLETON	~~PRESIDENT~~ (OR EQUIVALENT OF) DIRECTOR		
954 LEXINGTON AVE, SUITE 242	NEW YORK	NY	10021
JOAN MORONEY	~~SECRETARY~~ (OR EQUIVALENT OF) DIRECTOR		
39 WORTHINGTON AVE	SPRING LAKE	NJ	07762
BRIAN JOHNSTON	~~TREASURER~~ (OR EQUIVALENT OF) DIRECTOR		
GULLY ROAD	CAREY GULLY	SA	
FRANK STARR	DIRECTOR		
28 BLACK STREET	YARRALUMLA	ACT	

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X [signature]
Signature of Officer

Title: SECRETARY Date: 2/27/07

Nevada Secretary of State Form Annual List Profit 2007
Revised on: 01/01/07

(2 OF 2)

FILE NUMBER

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF

YARRAMAN WINERY, INC. — C25212-1996

(Name of Corporation)

FOR THE FILING PERIOD OF 12/2007 TO 12/2008

The corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is:

SAVOY FINANCIAL GROUP, INC
6767 W TROPICANA AVE
SUITE 207
LAS VEGAS, NV 89103

☐ CHECK BOX IF YOU REQUIRE A FORM TO UPDATE YOUR RESIDENT AGENT INFORMATION

Important: Read instructions before completing and returning this form.

Filed in the office of	
[signature]	Document Number 20070841647-99
Ross Miller Secretary of State State of Nevada	Filing Date and Time 12/11/2007 2:54 PM
	Entity Number C25212-1996

(This document was filed electronically.)

THE ABOVE SPACE IS FOR OFFICE USE ONLY

1. Print or type names and addresses either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors and all directors must be named. Have an officer sign the form. *FORM WILL BE RETURNED IF UNSIGNED*
2. If there are additional directors attach a list of them to this form.
3. Return the completed to" with the filing fee. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. Make your check payable to the Secretary of State. Your cancelled check will constitute a certificate to transact business per NRS 78.155. To receive a certified copy, enclose an additional $30.00 and appropriate instructions.
5. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, NV 89701-4201, (775) 684-5708.
6. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties.

CHECK ONLY IF APPLICABLE

☐ This corporation is a publicly traded corporation. The Central Index Key number is:

☐ This publicly traded corporation is not required to have a Central Index Key number.

NAME	TITLE(S)		
WILLIAM MIDDLETON	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS	**CITY**	**St**	**Zip**
954 LEXINGTON AVE SUITE 242, USA	NEW YORK	NY	10021
NAME	**TITLE(S)**		
LAWRENCE P LICHTER	SECRETARY (OR EQUIVALENT OF)		
ADDRESS	**CITY**	**St**	**Zip**
16133 VENTURA BLVD., SUITE 520 , USA	ENCINO	CA	91436
NAME	**TITLE(S)**		
RAYMOND BRIEN	TREASURER (OR EQUIVALENT OF)		
ADDRESS	**CITY**	**St**	**Zip**
700 YARRAMAN ROAD , AUS	WYBONG		2333
NAME	**TITLE(S)**		
WILLIAM MIDDLETON	DIRECTOR		
ADDRESS	**CITY**	**St**	**Zip**
954 LEXINGTON AVE. , USA	NEW YORK	NY	10021

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Signature of Officer
LAWRENCE P LICHTER

Title SECRETARY

Date 12/11/2007 3:01:07 PM

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Filed in the office of	Document Number
Ross Miller Secretary of State State of Nevada	20090639931-92
	Filing Date and Time 08/25/2009 9:15 AM
	Entity Number C25212-1996

Certificate of Designation
(PURSUANT TO NRS 78.1955)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Designation For Nevada Profit Corporations
(Pursuant to NRS 78.1955)

1. Name of corporation:

Yarraman Winery, Inc

2. By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.

381,600 shares of Series A convertible preferred stock, par value $0,001 per share. Each share of Series A convertible preferred stock can convert into 10 shares of common stock.

55,000 shares of Series B convertible preferred stock, par value $0.001 per share. Each share of Series B convertible preferred stock can convert into 1,000 shares of common stock.

3. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

4. Signature: (required)

X

Signature of Officer

IAN LONG
PRESIDENT & CHIEF EXECUTIVE OFFICER.

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

CERTIFICATE OF DESIGNATION
OF
SERIES A CONVERTIBLE PREFERRED STOCK
OF
YARRAMAN WINERY, INC.

Pursuant to Section 78.1955 of the Nevada Revised Statutes

The undersigned does hereby certify that pursuant to the authority conferred upon the Board of Directors of YARRAMAN WINERY, INC., a Nevada corporation (the "Corporation"), by Article II Section 7 of the Corporation's Amended and Restated Bylaws and Section 78.315 of the Nevada Revised Statutes, the Board of Directors, by unanimous written consent, duly approved and adopted the following resolution (referred to herein as the "Resolution"):

RESOLVED, that pursuant to the authority conferred upon the Board of Directors of the Corporation ("Board of Directors") by Section 4.01 of the Articles of Incorporation of the Corporation, as amended (the "Articles of Incorporation"), the Board of Directors does hereby create, authorize, and provide for the issuance of Series A Convertible Preferred Stock, par value $0.001 per share, of the Corporation (the "Series A Convertible Preferred Stock") consisting of 381,600 shares, and hereby fixes the voting powers, designations, preferences, and relative, participating, optional and other special rights, and qualifications, limitations, and restrictions, of the shares of such Series A Convertible Preferred Stock, in addition to those set forth in the Articles of Incorporation, as follows:

SECTION 1. DESIGNATION OF SERIES A CONVERTIBLE PREFERRED STOCK.

The shares of the series of preferred stock created and authorized by this Resolution shall be designated "Series A Convertible Preferred Stock". The total number of authorized shares constituting the Series A Convertible Preferred Stock shall be 381,600. The number of shares constituting this series of preferred stock of the Corporation may be increased or decreased at any time, from time to time, in accordance with applicable law up to the maximum number of shares of preferred stock authorized under the Articles of Incorporation, less all shares at the time authorized of any other series of preferred stock of the Corporation; provided, however, that no decrease shall reduce the number of shares of this series to a number less than that of the then outstanding shares of Series A Convertible Preferred Stock. The stated par value of the Series A Convertible Preferred Stock shall be $0.001 per share. No shares of Series A Convertible Preferred Stock have heretofore been issued. Shares of the Series A Convertible Preferred Stock shall be dated the date of issue.

SECTION 2. DIVIDEND RIGHTS.

Series A Convertible Preferred Stock shall participate in any dividend declared with respect to the common stock of the Corporation (the "Common Stock"), on the basis as if each outstanding share of Series A Convertible Preferred Stock were converted to Common Stock at the Conversion Rate immediately prior to such dividend declaration. The Board of Directors may not declare any dividend with respect to the Series A Convertible Preferred Stock, except as provided in the preceding sentence.

SECTION 3. LIQUIDATION RIGHTS.

In the event of any liquidation, dissolution, or winding up of the affairs of the Corporation, whether voluntary or involuntary, the holders of the Series A Convertible Preferred Stock then outstanding shall be entitled to the same liquidation rights as the holders of Common Stock, on the basis as if each outstanding share of Series A Convertible Preferred Stock were converted to Common Stock at the Conversion Rate immediately prior to such event, and shall not be entitled to any rights or preferences superior to any payment or distribution upon liquidation that shall be made on any other class of capital stock of the Corporation.

SECTION 4. VOTING RIGHTS.

The holders of Series A Convertible Preferred Stock shall be entitled to the number of votes equal to the number of shares of Common Stock into which such Series A Convertible Preferred Stock could be converted at the Conversion Rate and shall have voting rights and powers equal to the voting rights and powers of the Common Stock (except as otherwise expressly provided herein or as required by law), voting together with the Common Stock as a single class and shall be entitled to notice of any stockholders' meeting in accordance with the Amended and Restated Bylaws of the Corporation. Fractional votes shall not, however, be permitted and any fractional voting rights shall be rounded to a nearest whole number (with one-half being rounded upward).

SECTION 5. CONVERSION RIGHTS.

5.1 **Conversion of Series A Convertible Preferred Stock Into Common Stock.** Each outstanding share of Series A Convertible Preferred Stock shall be automatically converted into 10 shares of Common Stock (the "Conversion Rate") immediately upon the Corporation increasing its authorized Common Stock to a number sufficient for conversion, at the Conversion Rate, of all shares of Series A Convertible Preferred Stock into Common Stock, following the consummation of the acquisition contemplated by the Recommended Share Offer for Asia Distribution Solutions Limited by Yarraman Winery Inc., dated November 27, 2008 (the "Share Offer").

5.2 **Conversion Procedure.**

(a) **Effective Time of Conversion.** To the extent permitted by law, the conversion of the Series A Convertible Preferred Stock into Common Stock shall be deemed to have been effected immediately prior to the close of business on the date on which the Corporation duly files an amendment to the Articles of Incorporation effecting the increase of authorized Common Stock described in Section 5.1 of this Resolution, and at such time the rights of the holder of such shares of Series A Convertible Preferred Stock so converted shall cease, and the person or persons in whose name any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby. The date on which the conversion of the Series A Convertible Preferred Stock pursuant to this Section 5.2 into Common Stock occurs is hereinafter referred to as the "Effective Conversion Date". Except as otherwise provided herein, no payment or adjustment shall be made in respect of the Common Stock delivered upon conversion of the Series A Convertible Preferred Stock.

(b) **Issuance of Common Stock Certificates.** As soon as practicable after the Effective Conversion Date, the Corporation shall issue and deliver, or cause to be issued and delivered, to each converting holder a certificate or certificates for the number of whole shares of Common Stock issuable by reason of the conversion of such shares of Series A Convertible Preferred Stock, registered in such name or names and such denominations as the converting holder has specified, subject to compliance with applicable laws to the extent such designation shall involve a transfer.

(c) **Cancellation of Series A Convertible Preferred Stock Certificates.** From and after the Effective Conversion Date, all outstanding Series A Convertible Preferred Stock certificates shall be deemed cancelled, void and of no further force or effect.

5.3 **Adjustments to Conversion Rate.**

(a) **Subdivision or Combination of Common Stock.** If the Corporation at any time: (i) pays a dividend or makes a distribution on its Common Stock in shares of Common Stock, (ii) subdivides (by stock split, recapitalization, or otherwise) its outstanding Common Stock into a greater number of shares, or (iii) combines (by reverse stock split or otherwise) its outstanding Common Stock into a smaller number of shares, then the Conversion Rate in effect at the time of the record date for such dividend or distribution, or the effective date of such subdivision or combination, shall be proportionately adjusted immediately thereafter so that the holder of any shares of the Series A Convertible Preferred Stock converted after such event will receive the kind and amount of shares that such holder would have received if the Series A Convertible Preferred Stock had been converted immediately prior to the happening of the event. Such adjustment shall be made successively whenever any of the events referred to in this Section 5.3(a) occur.

(b) **Merger or Consolidation.** If there is a reorganization, or a merger or consolidation of the Corporation with or into any other entity which results in a conversion, exchange, or cancellation of the Common Stock, or a sale of all or substantially all of the assets of the Corporation, on a consolidated basis (except for sales or dispositions to a wholly owned subsidiary of the Corporation), upon any subsequent conversion of the Series A Convertible Preferred Stock, each holder of the Series A Convertible Preferred Stock will be entitled to receive the kind and amount of securities, cash, and other property or assets which the holder would have received if the holder had converted the shares of Series A Convertible Preferred Stock into Common Stock in accordance with Section 5 hereof immediately prior to the first of these events and had retained all the securities, cash, and other property or assets received as a result of those events.

5.4 **Notices. Notice of Conversion Rate Adjustments.** Upon any adjustment of the Conversion Rate pursuant to the provisions of Section 5.3 of this Resolution, the Corporation shall promptly give written notice thereof to each holder of record of the Series A Convertible Preferred Stock. Such notice shall set forth (i) the adjusted Conversion Rate, (ii) a description of the events which caused the adjustment, (iii) a description of the method of calculation of the adjustment, and (v) the date on which the adjustments become effective.

5.5 **Issue and Other Taxes.** The Corporation shall pay any and all documentary stamp or similar issue or other taxes that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of Series A Convertible Preferred Stock pursuant hereto. The Corporation, however, shall not be required to pay any tax that may be payable in respect of any transfer involved in the issue and delivery of any shares of Common Stock in a name other than

that in which the shares of the Series A Convertible Preferred Stock so converted were registered and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

SECTION 6. STATUS OF CONVERTED STOCK.

All shares of Series A Convertible Preferred Stock converted into Common Stock shall be automatically retired and cancelled and shall be restored to the status of authorized but unissued shares of preferred stock of the Corporation, without designation as to series, and may thereafter be issued.

SECTION 7. PRE-EMPTIVE RIGHTS.

The holders of the Series A Convertible Preferred Stock will not have any pre-emptive right, in their capacity as such, to subscribe for or to purchase any shares or any other securities that may be issued by the Corporation.

SECTION 8. NO IMPAIRMENT.

The Corporation, whether by amendment of its Articles of Incorporation, or through any reorganization, transfer of assets, merger, liquidation, issue or sale of securities or any other voluntary action, will not avoid or seek to avoid the observance or performance of any of the terms to be observed hereunder by the Corporation, but at all times in good faith will assist in the carrying out of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Series A Convertible Preferred Stock against impairment.

SECTION 9. AMENDMENT AND WAIVER.

Any term relating to the Series A Convertible Preferred Stock may be amended and the observance of any term relating to the Series A Convertible Preferred Stock may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the vote or written consent of holders of at least a majority of the Series A Convertible Preferred Stock then outstanding; *provided, however*, that any such amendment or waiver shall not contradict the terms and conditions of the Share Offer. Any amendment or waiver so effected shall be binding upon the Corporation and any holder of Series A Convertible Preferred Stock.

SECTION 10. NOTICES.

Except as otherwise expressly provided in this Resolution, whenever a notice or other communication is required or permitted to be given to holders of Series A Convertible Preferred Stock, the notice or other communication shall be deemed to be properly given if deposited into the United States mail, postage prepaid, addressed to the person(s) shown on the books of the Corporation as the holder(s) of the shares at the addresses as they appear on the books of the Corporation, as of a record date or dates determined in accordance with the Articles of Incorporation and Amended and Restated Bylaws of the Corporation, this Resolution and applicable law, as in effect from time to time.

SECTION 11. LIMITED RIGHTS.

Except as may be otherwise required by applicable law, the Series A Convertible Preferred Stock shall not have any designations, preferences, limitations, or relative rights, other than those specifically set forth in this Resolution and in the Articles of Incorporation.

SECTION 12. HEADINGS.

The headings and various subdivisions in this Resolution are for convenience only and will not affect the meaning or interpretation of any of the provisions of this Resolution.

RESOLVED FURTHER, that the Chief Executive Officer of the Corporation hereby is authorized and directed to prepare, execute, verify, file and record a Certificate of Designation in accordance with the foregoing resolutions and the provisions of the Nevada Revised Statutes.

IN WITNESS WHEREOF, this Certificate of Designation is executed on behalf of the Corporation by its Chief Executive Officer this __ day of July, 2009.

YARRAMAN WINERY, INC.

By: ______________________

Ian Long

Its: Chief Executive Officer

CERTIFICATE OF DESIGNATION
OF
SERIES B CONVERTIBLE PREFERRED STOCK
OF
YARRAMAN WINERY, INC.

Pursuant to Section 78.1955 of the
Nevada Revised Statutes

The undersigned does hereby certify that pursuant to the authority conferred upon the Board of Directors of YARRAMAN WINERY, INC., a Nevada corporation (the "Corporation"), by Article II Section 7 of the Corporation's Amended and Restated Bylaws and Section 78.315 of the Nevada Revised Statutes, the Board of Directors, by unanimous written consent, duly approved and adopted the following resolution (referred to herein as the "Resolution"):

RESOLVED, that pursuant to the authority conferred upon the Board of Directors of the Corporation ("Board of Directors") by Section 4.01 of the Articles of Incorporation of the Corporation, as amended (the "Articles of Incorporation"), the Board of Directors does hereby create, authorize, and provide for the issuance of Series B Convertible Preferred Stock, par value $0.001 per share, of the Corporation (the "Series B Convertible Preferred Stock") consisting of 55,000 shares, and hereby fixes the voting powers, designations, preferences, and relative, participating, optional and other special rights, and qualifications, limitations, and restrictions, of the shares of such Series B Convertible Preferred Stock, in addition to those set forth in the Articles of Incorporation, as follows:

SECTION 1. DESIGNATION OF SERIES B CONVERTIBLE PREFERRED STOCK.

The shares of the series of preferred stock created and authorized by this Resolution shall be designated "Series B Convertible Preferred Stock". The total number of authorized shares constituting the Series B Convertible Preferred Stock shall be 55,000. The number of shares constituting this series of preferred stock of the Corporation may be increased or decreased at any time, from time to time, in accordance with applicable law up to the maximum number of shares of preferred stock authorized under the Articles of Incorporation, less all shares at the time authorized of any other series of preferred stock of the Corporation; provided, however, that no decrease shall reduce the number of shares of this series to a number less than that of the then outstanding shares of Series B Convertible Preferred Stock. The stated par value of the Series B Convertible Preferred Stock shall be $0.001 per share. No shares of Series B Convertible Preferred Stock have heretofore been issued. Shares of the Series B Convertible Preferred Stock shall be dated the date of issue.

SECTION 2. DIVIDEND RIGHTS.

Series B Convertible Preferred Stock shall participate in any dividend declared with respect to the common stock of the Corporation (the "Common Stock"), on the basis as if each outstanding share of Series B Convertible Preferred Stock were converted to Common Stock at the Conversion Rate immediately prior to such dividend declaration. The Board of Directors may not declare any dividend with respect to the Series B Convertible Preferred Stock, except as provided in the preceding sentence.

SECTION 3. LIQUIDATION RIGHTS.

In the event of any liquidation, dissolution, or winding up of the affairs of the Corporation, whether voluntary or involuntary, the holders of the Series B Convertible Preferred Stock then outstanding shall be entitled to the same liquidation rights as the holders of Common Stock, on the basis as if each outstanding share of Series B Convertible Preferred Stock were converted to Common Stock at the Conversion Rate immediately prior to such event, and shall not be entitled to any rights or preferences superior to any payment or distribution upon liquidation that shall be made on any other class of capital stock of the Corporation.

SECTION 4. VOTING RIGHTS.

The holders of Series B Convertible Preferred Stock shall be entitled to the number of votes equal to the number of shares of Common Stock into which such Series B Convertible Preferred Stock could be converted at the Conversion Rate and shall have voting rights and powers equal to the voting rights and powers of the Common Stock (except as otherwise expressly provided herein or as required by law), voting together with the Common Stock as a single class and shall be entitled to notice of any stockholders' meeting in accordance with the Amended and Restated Bylaws of the Corporation. Fractional votes shall not, however, be permitted and any fractional voting rights shall be rounded to a nearest whole number (with one-half being rounded upward).

SECTION 5. CONVERSION RIGHTS.

5.1 **Conversion of Series B Convertible Preferred Stock Into Common Stock.** Each outstanding share of Series B Convertible Preferred Stock shall be automatically converted into 1,000 shares of Common Stock (the "Conversion Rate") immediately upon the Corporation increasing its authorized Common Stock to a number sufficient for conversion, at the Conversion Rate, of all shares of Series B Convertible Preferred Stock into Common Stock.

5.2 **Conversion Procedure.**

(a) **Effective Time of Conversion.** To the extent permitted by law, the conversion of the Series B Convertible Preferred Stock into Common Stock shall be deemed to have been effected immediately prior to the close of business on the date on which the Corporation duly files an amendment to the Articles of Incorporation effecting the increase of authorized Common Stock described in Section 5.1 of this Resolution, and at such time the rights of the holder of such shares of Series B Convertible Preferred Stock so converted shall cease, and the person or persons in whose name any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby. The date on which the conversion of the Series B Convertible Preferred Stock pursuant to this Section 5.2 into Common Stock occurs is hereinafter referred to as the "Effective Conversion Date". Except as otherwise provided herein, no payment or adjustment shall be made in respect of the Common Stock delivered upon conversion of the Series B Convertible Preferred Stock.

(b) **Issuance of Common Stock Certificates.** As soon as practicable after the Effective Conversion Date, the Corporation shall issue and deliver, or cause to be issued and delivered, to each converting holder a certificate or certificates for the number of whole shares of Common Stock issuable by reason of the conversion of such shares of Series B Convertible Preferred

Stock, registered in such name or names and such denominations as the converting holder has specified, subject to compliance with applicable laws to the extent such designation shall involve a transfer.

(c) **Cancellation of Series B Convertible Preferred Stock Certificates.** From and after the Effective Conversion Date, all outstanding Series B Convertible Preferred Stock certificates shall be deemed cancelled, void and of no further force or effect.

5.3 **Adjustments to Conversion Rate.**

(a) **Subdivision or Combination of Common Stock.** If the Corporation at any time: (i) pays a dividend or makes a distribution on its Common Stock in shares of Common Stock, (ii) subdivides (by stock split, recapitalization, or otherwise) its outstanding Common Stock into a greater number of shares, or (iii) combines (by reverse stock split or otherwise) its outstanding Common Stock into a smaller number of shares, then the Conversion Rate in effect at the time of the record date for such dividend or distribution, or the effective date of such subdivision or combination, shall be proportionately adjusted immediately thereafter so that the holder of any shares of the Series B Convertible Preferred Stock converted after such event will receive the kind and amount of shares that such holder would have received if the Series B Convertible Preferred Stock had been converted immediately prior to the happening of the event. Such adjustment shall be made successively whenever any of the events referred to in this Section 5.3(a) occur.

(b) **Merger or Consolidation.** If there is a reorganization, or a merger or consolidation of the Corporation with or into any other entity which results in a conversion, exchange, or cancellation of the Common Stock, or a sale of all or substantially all of the assets of the Corporation, on a consolidated basis (except for sales or dispositions to a wholly owned subsidiary of the Corporation), upon any subsequent conversion of the Series B Convertible Preferred Stock, each holder of the Series B Convertible Preferred Stock will be entitled to receive the kind and amount of securities, cash, and other property or assets which the holder would have received if the holder had converted the shares of Series B Convertible Preferred Stock into Common Stock in accordance with Section 5 hereof immediately prior to the first of these events and had retained all the securities, cash, and other property or assets received as a result of those events.

5.4 **Notices. Notice of Conversion Rate Adjustments.** Upon any adjustment of the Conversion Rate pursuant to the provisions of Section 5.3 of this Resolution, the Corporation shall promptly give written notice thereof to each holder of record of the Series B Convertible Preferred Stock. Such notice shall set forth (i) the adjusted Conversion Rate, (ii) a description of the events which caused the adjustment, (iii) a description of the method of calculation of the adjustment, and (v) the date on which the adjustments become effective.

5.5 **Issue and Other Taxes.** The Corporation shall pay any and all documentary stamp or similar issue or other taxes that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of Series B Convertible Preferred Stock pursuant hereto. The Corporation, however, shall not be required to pay any tax that may be payable in respect of any transfer involved in the issue and delivery of any shares of Common Stock in a name other than that in which the shares of the Series B Convertible Preferred Stock so converted were registered and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

SECTION 6. STATUS OF CONVERTED STOCK.

All shares of Series B Convertible Preferred Stock converted into Common Stock shall be automatically retired and cancelled and shall be restored to the status of authorized but unissued shares of preferred stock of the Corporation, without designation as to series, and may thereafter be issued.

SECTION 7. PRE-EMPTIVE RIGHTS.

The holders of the Series B Convertible Preferred Stock will not have any pre-emptive right, in their capacity as such, to subscribe for or to purchase any shares or any other securities that may be issued by the Corporation.

SECTION 8. NO IMPAIRMENT.

The Corporation, whether by amendment of its Articles of Incorporation, or through any reorganization, transfer of assets, merger, liquidation, issue or sale of securities or any other voluntary action, will not avoid or seek to avoid the observance or performance of any of the terms to be observed hereunder by the Corporation, but at all times in good faith will assist in the carrying out of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Series B Convertible Preferred Stock against impairment.

SECTION 9. AMENDMENT AND WAIVER.

Any term relating to the Series B Convertible Preferred Stock may be amended and the observance of any term relating to the Series B Convertible Preferred Stock may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the vote or written consent of holders of at least a majority of the Series B Convertible Preferred Stock then outstanding. Any amendment or waiver so effected shall be binding upon the Corporation and any holder of Series B Convertible Preferred Stock.

SECTION 10. NOTICES.

Except as otherwise expressly provided in this Resolution, whenever a notice or other communication is required or permitted to be given to holders of Series B Convertible Preferred Stock, the notice or other communication shall be deemed to be properly given if deposited into the United States mail, postage prepaid, addressed to the person(s) shown on the books of the Corporation as the holder(s) of the shares at the addresses as they appear on the books of the Corporation, as of a record date or dates determined in accordance with the Articles of Incorporation and Amended and Restated Bylaws of the Corporation, this Resolution and applicable law, as in effect from time to time.

SECTION 11. LIMITED RIGHTS.

Except as may be otherwise required by applicable law, the Series B Convertible Preferred Stock shall not have any designations, preferences, limitations, or relative rights, other than those specifically set forth in this Resolution and in the Articles of Incorporation.

SECTION 12. HEADINGS.

The headings and various subdivisions in this Resolution are for convenience only and will not affect the meaning or interpretation of any of the provisions of this Resolution.

RESOLVED FURTHER, that the Chief Executive Officer of the Corporation hereby is authorized and directed to prepare, execute, verify, file and record a Certificate of Designation in accordance with the foregoing resolutions and the provisions of the Nevada Revised Statutes.

IN WITNESS WHEREOF, this Certificate of Designation is executed on behalf of the Corporation by its Chief Executive Officer this __ day of July, 2009.

YARRAMAN WINERY, INC.

By: ______________________
Ian Long
Its: Chief Executive Officer

ROSS MILLER
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684 5708
Website: www.nvsos.gov

Filed in the office of	Document Number 20100085510-82
Ross Miller, Secretary of State, State of Nevada	Filing Date and Time 12/15/2009 11:14 AM
	Entity Number C25212-1996

Statement of Change of Registered Agent by Represented Entity

(PURSUANT TO NRS 77.340)

This form may be submitted by: the Represented Entity to appoint a new Registered Agent or amend own service of process info. For more information please visit http://www.nvsos.gov/business/forms/ra.asp

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Represented Entity:
Yamman Winery, Inc.

2. Entity File Number: C25212-1996

3. This statement of change will have the following effect: (check only one)

☒ Appoints a new agent for service of process (complete 4a or 4b)

☐ Updates contact information of the Represented Entity acting as own agent (complete 4c)

4. Information in effect upon the filing of this statement: (complete only one section)

a) Commercial Registered Agent:
CSC Services of Nevada, Inc.
Name

b) Noncommercial Registered Agent:
Name
Street Address | City | Nevada | Zip Code
Mailing Address (if different from street address) | City | Nevada | Zip Code

c) Title of Office or Other Position within Represented Entity:
Name of Title or Position
Street Address | City | Nevada | Zip Code
Mailing Address (if different from street address) | City | Nevada | Zip Code

5. Signature of Represented Entity: (required)

X [signature] IAN LAKE. — 11 Dec 2009.
Authorized Signature — Date

6. Registered Agent Acceptance: (required)

I hereby accept appointment as Registered Agent for the above named Entity.

CSC Services of Nevada, Inc.
X By: [signature] — 12.15.09
Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity — Date

FEE: $60.00

This form must be accompanied by appropriate fees.

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT AND STATE BUSINESS LICENSE APPLICATION OF:

Yarraman Winery, Inc.
NAME OF CORPORATION

Filed in the office of	Document Number 20100085513-15
Ross Miller Secretary of State State of Nevada	Filing Date and Time 12/15/2009 11:14 AM
	Entity Number C25212-1996

FOR THE FILING PERIOD OF December 2009 TO December 2010

****YOU MAY FILE THIS FORM ONLINE AT www.nvsos.gov****

The entity's duly appointed registered agent in the State of Nevada upon whom process can be served is:

CSC Services of Nevada, Inc.
502 East John Street
Carson City, NV 89706

A FORM TO CHANGE REGISTERED AGENT INFORMATION IS FOUND AT: www.nvsos.gov

ABOVE SPACE IS FOR OFFICE USE ONLY

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☒ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

IMPORTANT: Read instructions before completing and returning this form.

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An Officer must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the completed form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. Ordering Copies: If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A copy fee of $2.00 per page is required for each additional copy generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

CHECK ONLY IF APPLICABLE

☐ Pursuant to NRS, this entity is exempt from the business license fee. Exemption code:

☐ Month and year your State Business License expires: 20

☒ This corporation is a publicly traded corporation. The Central Index Key number is: 0001096655

☐ This publicly traded corporation is not required to have a Central Index Key number.

Section 7(2) Exemption Codes
001 - Governmental Entity
002 - 501(c) Nonprofit Entity
003 - Home-based Business
005 - Motion Picture Company
006 - NRS 680B.020 Insurance Co.

NAME	TITLE(S)	CITY	STATE	ZIP CODE
Ian Long ADDRESS: 64 Baerami Creek Road	PRESIDENT (OR EQUIVALENT OF)	Baerami, NSW, Australia		2328
Lawrence P. Lichter ADDRESS: 16133 Ventura Blvd. Suite 520	SECRETARY (OR EQUIVALENT OF)	Encino	CA	91436
Lawrence P. Lichter ADDRESS: 16133 Ventura Blvd. Suite 520	TREASURER (OR EQUIVALENT OF)	Encino	CA	91436
Michael Kingshott ADDRESS: Fleet House, 8-12 New Bridge Street	DIRECTOR	London, UK		EC4V 6AL

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of sections 6 to 13 of AB 146 of the 2009 session of the Nevada Legislature and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Ian Long. Title: President Date: December 10, 2009

Signature of Officer

Nevada Secretary of State Annual List Profit
Revised: 11-9-09

NV208 - 10/14/2009 CT System Online

ATTACHMENT

TO

ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT AND STATE BUSINESS LICENSE APPLICATION

OF

YARRAMAN WINERY, INC.

Additional Directors
December 2009 – December 2010

Ian Long, Director
64 Baerami Creek Road, Baerami, NSW, Australia 2328

Gary Blom, Director
26 Bent Street, Neutral Bay, NSW, Australia, 2089

Stephen Kulmar
4 Tutus Avenue, Balgowlah Heights, NSW, Australia, 2093

Rod Walker
6A Raglan Street Mosman NSW 2088

Timothy Yeo
113 Gallop Park Road, Singapore, 259004

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Filed in the office of	Document Number 20090908216-47
Ross Miller Secretary of State State of Nevada	Filing Date and Time 12/17/2009 7:50 AM
	Entity Number C25212-1996

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 1

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ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Merger
(Pursuant to NRS Chapter 92A - excluding 92A.200(4b))

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entities, check box ☐ and attach an 81/2" x11" blank sheet containing the required information for each additional entity.

GLOBAL BEVERAGES, INC.
Name of merging entity

NEVADA
Jurisdiction

CORPORATION
Entity type *

Name of merging entity

Jurisdiction

Entity type *

Name of merging entity

Jurisdiction

Entity type *

Name of merging entity

Jurisdiction

Entity type *

and,

YARRAMAN WINERY, INC.
Name of surviving entity

NEVADA
Jurisdiction

CORPORATION
Entity type *

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

Filing Fee: $350.00

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 2

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ABOVE SPACE IS FOR OFFICE USE ONLY

2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.1 90):

Attn:

c/o:

3) (Choose one)

☐ The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

☒ The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)

4) Owner's approval (NRS 92A.200) (options a, b, or c must be used, as applicable, for each entity) (if there are more than four merging entities, check box ☐ and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity):

(a) Owner's approval was not required from

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

YARRAMAN WINERY, INC.
Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 3

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(b) The plan was approved by the required consent of the owners of *:

GLOBAL BEVERAGES, INC. (sole shareholder is Yarraman Winery, Inc.)
Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 4

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ABOVE SPACE IS FOR OFFICE USE ONLY

(c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 5

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ABOVE SPACE IS FOR OFFICE USE ONLY

5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

FIRST: The name of the corporation is GLOBAL BEVERAGES, INC.

6) Location of Plan of Merger (check a or b):

[X] (a) The entire plan of merger is attached;

or,

[ ] (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) Effective date (optional):**

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 6

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ABOVE SPACE IS FOR OFFICE USE ONLY

8) **Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or one member if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)***

(If there are more than four merging entities, check box ☐ and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity.):

GLOBAL BEVERAGES, INC.
Name of merging entity

X [signature] | Chief Executive Officer | Dec. 10, 2009
Signature | Title | Date

Name of merging entity

X
Signature | Title | Date

Name of merging entity

X
Signature | Title | Date

Name of merging entity

X
Signature | Title | Date

YARRAMAN WINERY, INC.
Name of surviving entity

X [signature] | Chief Executive Officer | Dec. 10, 2009
Signature | Title | Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

AGREEMENT AND PLAN OF MERGER

between

YARRAMAN WINERY, INC.

and

GLOBAL BEVERAGES, INC.

Dated as of December 10th, 2009

AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER, dated as of December 10th, 2009, between Yarraman Winery, Inc., a Nevada corporation ("Parent"), and Global Beverages, Inc., a Nevada corporation and a direct wholly-owned subsidiary of Parent ("Global"). Parent and Global are hereinafter collectively referred to as the "Constituent Corporations."

WITNESSETH:

WHEREAS, the board of directors of Parent has determined that it is advisable and in the best interests of the respective companies and their shareholders to enter into a business combination by means of the merger of Global with and into Parent (the "Merger") and has approved and adopted this Agreement and Plan of Merger (the "Agreement");

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements set forth herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1. MERGER AND EFFECTIVE TIME. Effective upon the filing of the articles of merger (the "Articles of Merger"), entered into concurrently herewith, with the Secretary of State of the State of Nevada (the "Effective Time"), Global shall be merged with and into Parent (the "Merger") and Parent shall be the surviving corporation of the Merger (the "Surviving Corporation").

2. EFFECT OF MERGER. At the Effective Time, the Constituent Corporations shall merge into the Surviving Corporation and the separate existence of the Constituent Corporations shall cease. The effect of the Merger shall be as provided in the Nevada Revised Statutes. Without limiting the generality of the foregoing, all rights, powers, privileges, obligations and duties of Global shall become the rights, powers, privileges, obligations and duties of the Surviving Corporation.

3. NAME OF SURVIVING CORPORATION. The name of the Surviving Corporation shall be "Global Beverages, Inc."

4. GOVERNING DOCUMENTS. The Articles of Incorporation of Parent, as amended to the extent provided in the Articles of Merger, and the Bylaws of Parent, as in effect at the Effective Time, shall continue in full force and effect as the Articles of Incorporation and Bylaws of the Surviving Corporation until sooner terminated or changed as permitted by the provisions of Nevada Revised Statutes, as amended.

5. DIRECTORS AND OFFICERS. At the Effective Time, the directors and the officers of the Surviving Corporation shall be the incumbent directors and officers of Parent, all of whom shall hold their directorships and officers until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the Articles of Incorporation or Bylaws of the Surviving Corporation.

6. CONVERSION OF SECURITIES AND CONSIDERATION. At the Effective Time, by virtue of the Merger and in consideration therefor, and without any action on the part of the Constituent Corporations or any stockholder thereof, (i) each share of Global Common Stock shall be cancelled, and (ii) each share of Parent's Common Stock shall remain unchanged in the hands of the holder thereof as an outstanding share of the Surviving Corporation.

7. REPRESENTATIONS OF PARENT. Parent represents and warrants to Global that as of the date of this Agreement and as of the Effective Time (a) it is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, (b) it has all requisite corporate power and authority to enter into and perform its obligations under this Agreement and Plan of Merger and to execute the Articles of Merger and to perform its obligations hereunder, (c) this Agreement has been duly executed and delivered by Parent, and has been authorized by all necessary corporate action, and constitutes the legal, valid and binding obligations of Parent, enforceable in accordance with its terms, and (d) the execution, delivery and performance of this Agreement does not conflict with any provision of the Articles of Incorporation or Bylaws of Parent.

8. REPRESENTATIONS OF GLOBAL. Global represents and warrants to Parent that as of the date of this Agreement and as of the Effective Time (a) it is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, (b) it has all requisite corporate power and authority to enter into and perform its obligations under this Agreement and to perform its obligations hereunder, (c) this Agreement has been duly executed and delivered by Global, and has been authorized by all necessary corporate action, and constitutes the legal, valid and binding obligations of Global, enforceable in accordance with its terms, and (d) the execution, delivery and performance of this Agreement does not conflict with any provision of the Articles of Incorporation or Bylaws of Global

9. ENTIRE AGREEMENT. This Agreement sets forth the entire agreement and understanding among the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of every kind and nature among them.

10. SEVERABILITY. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other provisions of this Agreement shall nevertheless remain in full force and effect.

11. TERMINATION AND ABANDONMENT. Prior to the Effective Time, this Agreement may be terminated and the Merger abandoned by the Board of directors
of Parent.

12. AMENDMENT. Prior to the Effective Time, this Agreement may be amended, modified or supplemented by the Board of Directors of Parent.

13. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada without giving effect to principles of conflicts of law.

14. HEADINGS. The underlined headings contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of

this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

15. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

YARRAMAN WINERY INC.

By: ______________________
Name: Ian Long
Title: Chief Executive Officer

GLOBAL BEVERAGES, INC.

By: ______________________
Name: Ian Long
Title: Chief Executive Officer